Note 5 - Vessels, Net	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

5. Vessels, net

The amounts in the accompanying consolidated balance sheets are as follows:

	Costs	Accumulated Depreciation	Net Book Value

Balance, January 1, 2014	137,960,194	(32,496,457)	105,463,737
- Depreciation for the year	-	(12,137,445)	(12,137,445)
- Purchase of vessel	21,323,935	-	21,323,935
- Impairment loss	(18,894,213)	15,394,213	(3,500,000)
Balance, December 31, 2014	140,389,916	(29,239,689)	111,150,227
- Depreciation for the year	-	(10,995,023)	(10,995,023)
- Sale of vessels	(10,550,000)	3,666,244	(6,883,756)
- Vessel held for sale	(5,091,539)	777,843	(4,313,696)
Balance, December 31, 2015	124,748,377	(35,790,625)	88,957,752

During 2014 the Company acquired one bulk carrier vessel. M/V “Eirini P” was acquired on May 26, 2014 for a purchase price plus costs required to make the vessel available for use of $21,323,935. In November and December 2015 the Company sold for scrap three of its vessels, M/V Tiger Bridge, M/V Marinos and M/V Despina P, for a net price of $2,728,440, $ 2,090,010 and $2,526,892 respectively. After sales commissions of 4%, which includes the 1% payable to Eurochart, and other sale expenses, the Company recorded a gain of $535,169, a loss of $280,373 and a gain of $206,790, respectively from the sale of the vessels. In December 2015, the Company agreed to sell for scrap M/V Aristides NP for an amount of $2,805,521. The vessel was classified as held for sale, for the year ended December 31, 2015. The Company received a deposit for the sale of $1,122,208 which was classified as “Liability for asset held for sale” in the “Consolidated Balance Sheets”.

In the fourth quarter of 2013, management reassessed the estimated useful life of its container vessels based on the further decrease in charter rates and the decrease in the age of vessels scrapped including the container vessels the Company scrapped in the second quarter of 2013. Market reports indicated that from 2000 till 2011 the scrapping age of containerships was close to thirty years while during 2012 and 2013, when charter rates and secondhand values of the containership market remain at the bottom of the market cycle, the average scrapping age of containership carriers scrapped was approximately 24 and 22 years, respectively. Based on the latter data, the Company decided to revise its estimate of the useful life of its containerships from 30 years to 25 years to reflect mid-cycle conditions effective October 1, 2013. The effect of this change of estimate on the depreciation of the Company's vessels increased depreciation charge by approximately $2.5 million in each of 2014 and 2015 or $0.46 and $0.38 loss per share, basic and diluted for the year ended December 31, 2014 and 2015, respectively.

The Company's impairment analysis as of December 31, 2014 indicated that the carrying amount of one of its bulk-carriers (M/V Aristides NP) was not recoverable and thus, a non-cash impairment loss of $3.5 million, or $0.64 loss per share basic and diluted, was recorded in its books (please see Note 15). The Company performed the undiscounted cash flow test as of December 31, 2015 and determined the carrying amounts of its vessels not held for sale were recoverable. M/V Aristides NP, held for sale as of December 31, 2015, was written-down to its fair value resulting in a non-cash loss of $1.64 million, or $0.26 loss per share basic and diluted, recorded in its books. These amounts are presented in the "Impairment loss and loss on write-down of vessel held for sale" line in the "Operating Expenses" section of the "Consolidated Statements of Operations".

Vessels with a carrying value of $82.58 million (2014: $111.15 million) have been mortgaged as security for the loans.